UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

TWC Tech Holdings II Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39499	85-2061861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 2100

San Francisco, CA 94111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 780-9975

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	TWCTU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TWCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TWCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 27, 2021, TWC Tech Holdings II Corp. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). A quorum was present at the meeting, as required by the Company’s Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – The Merger Proposal

The stockholders approved the Merger Proposal by the affirmative vote of a majority of the votes cast by holders of outstanding Public Shares represented at the Special Meeting.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
50,005,894	2,948,552	36,900	0

Proposal 2 – The Amended Articles Proposal

The stockholders approved the Amended Articles to be effective upon the consummation of the Business Combination.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
50,005,893	2,948,553	36,900	0

Item 7.01	Regulation FD Disclosure.

On August 27, 2021, the Company and Cellebrite DI, Ltd. (“Cellebrite”) jointly issued a press release announcing the closing of their previously announced merger. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWC Tech Holdings II Corp.

Date: August 27, 2021	By:	/s/ Rufina A. Adams
	Name:	Rufina A. Adams
	Title:	Chief Financial Officer